UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2010

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Approval of Executive Performance Incentive Plan

At the 2010 Annual General Meeting of Shareholders of Marvell Technology Group Ltd. (“Marvell”) held on July 8, 2010 (the “Annual Meeting”), the shareholders approved the Marvell Executive Performance Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, annual incentive awards made to certain senior executives of Marvell will qualify for a tax deduction as “performance-based compensation” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), assuming compliance with the terms of the Incentive Plan. The Incentive Plan became effective on April 29, 2010, subject to shareholder approval at the Annual Meeting, and will be in effect until the 2015 annual general meeting of shareholders. Eligible participants in the Incentive Plan will be selected by the Executive Compensation Committee (the “Compensation Committee”) of Marvell’s Board of Directors (the “Board”); however, Marvell anticipates that all of its named executive officers will participate in the Incentive Plan. The Compensation Committee has exclusive authority to administer the Incentive Plan.

The Compensation Committee adopted the Incentive Plan on April 29, 2010, subject to shareholder approval at the Annual Meeting. A copy of the Incentive Plan is attached to this report as Exhibit 10.1. The description of the Incentive Plan contained herein is qualified in its entirety by reference to the full text of the Incentive Plan. In addition, a more detailed description of the material features of the Incentive Plan is contained in Proposal No. 4 of the Proxy Statement prepared by Marvell in preparation for the Annual Meeting and filed with the U.S. Securities and Exchange Commission on May 27, 2010 (the “Proxy Statement”) and is incorporated herein by reference.

Approval of an Amendment to Marvell’s Amended and Restated 1995 Stock Option Plan

At the Annual Meeting, the shareholders also approved an amendment to Marvell’s Amended and Restated 1995 Stock Option Plan (the “1995 Plan”) that (i) allows Marvell to grant awards other than stock options and stock appreciation rights intended to qualify as “performance-based compensation” within the meaning of Section 162(m) pursuant to an appendix to the 1995 Plan; and (ii) amends the 1995 Plan to reduce the maximum number of shares automatically added to the 1995 Plan each fiscal year by 50% (the “reduced evergreen”). Under the reduced evergreen provision, on the first day of each fiscal year starting January 31, 2011 and continuing until the earlier of January 31, 2013 or the termination of the 1995 Plan, the share reserve of the 1995 Plan automatically increases by the lesser of: (a) 20,000,000 shares, (b) 2.5% of outstanding shares on such date, or (c) a lesser amount determined by the Board.

The Board through the Compensation Committee adopted the amendment to the 1995 Plan (the “2010 Amendment”) on April 29, 2010, subject to shareholder approval at the Annual Meeting. A copy of the 2010 Amendment is attached to this report as Exhibit 10.2. The description of the 2010 Amendment contained herein is qualified in its entirety by reference to the full text of the 2010 Amendment. In addition, a more detailed description of the 2010 Amendment is contained in Proposal No. 5 of the Proxy Statement and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

At the Annual Meeting, the shareholders approved, effective as of July 8, 2010, the Third Amended and Restated Bye-Laws (the “Amended Bye-Laws”). The following changes were made to the Second Amended and Restated Bye-Laws (the “Existing Bye-Laws”):

(a)	Bye-Law 12 of the Existing Bye-Laws was amended to declassify the Board and provide for the annual election of directors, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year. However, this process will be phased-in for current members of the Board who are serving three-year terms, and will start with the election of directors at the annual general meeting of shareholders for the 2011 calendar year. This means that each current director, including any directors elected at the Annual Meeting, will be allowed to serve out his current term. Starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year, each new director will be elected to a one year term and will be required to stand for reelection at each annual general meeting of shareholders thereafter.

(b)	Bye-Law 44 of the Existing Bye-Laws, as set forth in Bye-Law 44(3) of the Amended Bye-Laws, was amended to provide that starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year, a vote cast as an abstention with respect to the election of a director would be included in the total votes cast with respect to such election, such that an abstention would have the same effect as a ‘no’ vote, when determining whether the director has been elected by the affirmative vote of a majority of votes cast. Broker non-votes will continue to have no effect on the outcome of any shareholder vote.

A copy of the Amended Bye-Laws is attached to this report as Exhibit 3.1. The description of the Amended Bye-Laws contained herein is qualified in its entirety by reference to the full text of the Amended Bye-Laws.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on July 8, 2010, shareholders voted on the matters as set forth below. Each issued common share was entitled to one vote on the proposals voted on at the meeting.

1.	The proposal to elect two Class 1 directors, to hold office for a three-year term until the 2013 annual general meeting of shareholders or until their successors are duly elected and qualified, was approved based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Dr. Ta-lin Hsu	506,620,898	786,689	234,146	52,345,975
Dr. John G. Kassakian	505,814,939	1,588,927	237,867	52,345,975

The term of office for directors Dr. Sehat Sutardja, Dr. Pantas Sutardja, Kuo Wei (Herbert) Chang, Dr. Juergen Gromer and Arturo Krueger continued after the annual general meeting of shareholders.

2.	The proposal to approve an amendment to Bye-law 12 of the Existing Bye-Laws to provide for the declassification of Marvell’s board of directors, which shall be phased-in over a period of three years, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes*
557,535,579	1,490,881	961,248	—

3.	The proposal to approve an amendment to Bye-Law 44 of the Existing Bye-Laws relating to our majority voting provisions in relation to the election of directors, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes*
551,123,494	7,874,214	989,411	—

4.	The proposal to approve the executive performance incentive plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) , was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
494,002,036	13,348,767	290,930	52,345,975

5.	The proposal to approve an amendment to the 1995 Plan to enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m), and make changes to reduce the amount of the annual evergreen, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
480,735,331	78,690,886	561,491	—

6.	The proposal to re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 29, 2011, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
551,962,202	7,730,513	294,993	—

*	Notwithstanding the information contained in the section entitled “Question and Answers about our Annual General Meeting” in the Proxy Statement, the New York Stock Exchange (“NYSE”) determined that Proposal No. 2 and Proposal No. 3 were “routine” matters under its rules. As a result, in connection with such proposals, brokerage firms that are NYSE members were allowed to vote in their discretion Marvell shares held on behalf of their clients if their clients did not furnish voting instructions within a specified period of time prior to the meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Third Amended and Restated Bye-Laws.

10.1	Marvell Technology Group Ltd. Executive Performance Incentive Plan.

10.2	2010 Amendment to the Amended and Restated 1995 Stock Option Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2010

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Bye-Laws.

10.1	Marvell Technology Group Ltd. Executive Performance Incentive Plan.

10.2	2010 Amendment to the Amended and Restated 1995 Stock Option Plan.